UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   June 10, 2020

eMagin Corporation

(Exact name of registrant as specified in charter)

Delaware	001-15751	56-1764501
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 South Drive, Suite 201
Hopewell Junction, NY 12533

(Address of principal executive office)

Registrant’s telephone number, including area code (845) 838-7900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.001 Par Value Per Share	EMAN	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the

Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01   Entry into a Material Definitive Agreement.

On July 10, 2020, eMagin Corporation (the “Company”) entered into an amendment (the “Amendment”) to the At The Market Offering Agreement (the “Agreement”), dated November 22, 2019 and amended as of February 13, 2020, between the Company and H.C. Wainwright & Co., LLC , as sales agent (“Wainwright”). As previously disclosed in the Company’s Current Reports on Form 8-K, filed with the Securities and Exchange Commission on November 22, 2019 and February 13, 2020, respectively, under the terms of the Agreement, the Company may from time to time offer and sell shares of its common stock, par value $0.001 per share (the “Shares”) through Wainwright (the “ATM Offering”).

The Amendment amends the Agreement to reflect the filing of a new registration statement on Form S-3 (File No. 333-239441) (due to the prior Form S-3 (File No. 333-218838) expiring in July 2020) and new prospectus supplement regarding the ATM Offering to qualify the offering under the new registration statement on Form S-3. The termination provisions of the Agreement, which provide that the Agreement will remain in force until the date that the Agreement is terminated by either party upon proper notice or otherwise by mutual agreement of the parties, remain unchanged.

The Amendment is filed as Exhibit 10.3 to this report. The above description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment filed herewith as an exhibit to this report.

The opinion of the Company’s counsel regarding the validity of the Shares that will be issued pursuant to the Agreement is also filed herewith as Exhibit 5.1.

This report shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Shares in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Item 9.01.Financial Statements and Exhibits.

(d) Exhibits. The following documents are filed as exhibits to this report:

Exhibit Number	Description
5.1	Opinion of Goodwin Procter LLP
10.1

At Market Offering Agreement, dated November 22, 2019, between eMagin Corporation and H.C. Wainwright & Co., LLC (incorporated by reference to Exhibit 10.1 to the Company’s Form 8-K filed on November 22, 2019)*

10.2

Amendment, dated February 13, 2020, to At The Market Offering Agreement, dated November 22, 2019, between eMagin Corporation and H.C. Wainwright & Co., LLC (incorporated by reference to Exhibit 10.1 to the Company’s Form 8-K filed on February 13, 2020)*

10.3	Amendment, dated July 10, 2020, to At The Market Offering Agreement, dated November 22, 2019 and amended as of February 13, 2020, between eMagin Corporation and H.C. Wainwright & Co., LLC*
23.1	Consent of Goodwin Procter LLP (included in Exhibit 5.1)

*The foregoing Exhibits are hereby incorporated by reference into the Company’s Registration Statement on Form S-3 (File No. 333-239441), filed with the SEC on June 26, 2020, as declared effective on July 10, 2020, pursuant to the Securities Act of 1933, as amended.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMAGIN CORPORATION

Date: July 10, 2020	By:	/s/ Mark A. Koch
Name: Mark A. Koch
Title: Acting Chief Financial Officer

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